USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                       SUPPLEMENT DATED DECEMBER 20, 2005

                   TO THE STATEMENT OF ADDITIONAL INFORMATION
   DATED APRIL 29, 2005 AS SUPPLEMENTED AUGUST 1, 2005 AND SEPTEMBER 16, 2005

          THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE
             STATEMENT OF ADDITIONAL INFORMATION (SAI) AND SHOULD BE ATTACHED TO THE SAI AND RETAINED FOR FUTURE REFERENCE.

The disclosure under "INVESTMENT STRATEGIES AND POLICIES - The Funds" for the USAZ Franklin Small Cap Value Fund on page 6 of the Statement of Additional Information concerning the limitation on securities has been revised as follows:

                  FRANKLIN SMALL CAP VALUE FUND. The Fund may not invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund. The Fund may not purchase securities on margin, except that the Fund may make margin payments in connection with futures, option, and currency transactions. The Fund may invest up to 25% of its total assets in securities below investment grade.

The disclosure under "INVESTMENT STRATEGIES AND POLICIES - The Funds" for the USAZ Legg Mason Value Fund on page 6 of the Statement of Additional Information concerning the limitation on securities has been revised as follows:

                  LM VALUE FUND. The Fund does not intend to invest more than 25% of its total assets in foreign securities and does not intend to invest more than 5% of its net assets in indexed securities. The Fund will not invest more than 15% of assets in illiquid investments (see "Additional Information on Portfolio Instruments and Investment Policies - Illiquid Securities"). The Fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, the Fund may not enter into futures contracts or related options if, as a result, more than 20% of its total assets would be so invested. The Fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. The Fund may not invest more than 5% of its net assets in either zero coupon bonds or pay-in-kind bonds and may not invest more than 5% of its net assets in floating and variable rate obligations. The Fund will not (a) invest more than 10% of its total assets in securities of other investment companies; (b) invest more than 5% of its total assets in securities of any investment company; and (c) purchase more than 3% of the outstanding voting stock of any investment company. The Fund will not invest more than 25% of its total assets in a particular industry.


                                                               USAZSAI-004-0405